UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 7, 2025

iSpecimen Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40501	27-0480143
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8 Cabot Road, Suite 1800 Woburn, MA 01801
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (781) 301-6700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ISPC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

On March 7, 2025, iSpecimen Inc. (the “Company”) was notified that Wolf & Company, P.C. (“Wolf & Company”) resigned as the Company’s independent registered public accounting firm, effective immediately.

Wolf & Company’s audit reports for the fiscal years ended December 31, 2023, and December 31, 2022, did not contain an adverse opinion, or a disclaimer nor was it qualified or modified as to uncertainty, audit scope, or accounting principles. However, the audit report for the fiscal year ended December 31, 2023 included an explanatory paragraph concerning the uncertainty of the Company’s ability to continue as a going concern. During the fiscal years ended December 31, 2023, and December 31, 2022, and through March 7, 2025, there were no disagreements between the Company and Wolf & Company on accounting matters or auditing procedures that, if unresolved, would have been referenced in Wolf & Company’s audit reports. Additionally, there were no reportable events under Item 304(a)(1)(v) of Regulation S-K during these periods.

The Company provided Wolf & Company with a copy of the disclosures made in this Current Report on Form 8-K and requested that Wolf & Company furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made herein, and if not, stating the respects in which it does not agree. A copy of Wolf & Company’s letter is filed as Exhibit 16.1 to this report.

On March 10, 2025, following the approval of the Audit Committee of the Company’s Board of Directors, the Company appointed Bush & Associates CPA LLC (“Bush & Associates”) as its new independent registered public accounting firm to serve as the Company’s auditor for the fiscal year ending December 31, 2024.

During the fiscal years ended December 31, 2023, and December 31, 2022, and through the date of this report, neither the Company nor anyone on its behalf consulted Bush & Associates regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered on the Company’s financial statements, or (iii) any matter that was the subject of a disagreement or reportable event as defined in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
16.1	Letter from Wolf & Company, P.C., dated March 11, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 11, 2025

iSPECIMEN INC.

By:	/s/ ROBERT BRADLEY LIM
	Name:	Robert Bradley Lim
	Title:	Chief Executive Officer

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